UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2024

Magyar Bancorp, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51726	20-4154978
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

400 Somerset Street, New Brunswick, New Jersey		08901
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (732) 342-7600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	MGYR	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

On July 25, 2024, Magyar Bancorp, Inc. (the “Company”) issued a press release regarding its results of operations and financial condition at and for the three months and nine months ended June 30, 2024. The text of the press release is included as Exhibit 99.1 to this report. The information included in the press release text is considered to be “furnished” under the Securities Exchange Act of 1934. The Company will include financial statements and additional analyses at and for the three months and nine months ended June 30, 2024, as part of its Form 10-Q for the period.

Item 5.02	Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers

On July 25, 2024, the Board of Directors of the Company elected Michael R. Lombardi. to serve as a Director of the Company. Mr. Lombardi was elected to serve as a member of the class of Directors whose terms expire following the fiscal year ending September 30, 2026. He is expected to serve on the Nominating and Corporate Governance Committee of the Company’s Board of Directors.

There are no arrangements or understandings between Mr. Lombardi and any other person pursuant to which he became a Director. Mr. Lombardi is not a party to any transaction with the Company or its subsidiary, Magyar Bank, that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K. Mr. Lombardi will receive the standard compensatory arrangements that the Company currently provides its non-employee directors, as described in the Company’s proxy statement for its 2024 Annual Meeting of Stockholders, as filed with the Securities and Exchange Commission on January 12, 2024, and is eligible to receive awards under the Company’s 2022 Equity Incentive Plan.

Item 8.01.	Other Events

On July 25, 2024, the Company announced that its Board of Directors has approved a quarterly cash dividend of $0.05 per common share to shareholders of record at the close of business on August 8, 2024, payable on August 22, 2024.

The text of the press release, dated July 25, 2024, announcing the dividend, and which also includes the Company’s quarterly earnings announcement, as stated above, is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

99.1	Press Release Dated July 25, 2024

104	The cover page for this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAGYAR BANCORP, INC.

DATE: July 25, 2024	By:	/s/ John S. Fitzgerald
John S. Fitzgerald
President and Chief Executive Officer